VANGUARD
WELLESLEY INCOME
FUND

[PHOTO]

SEMIANNUAL
REPORT
JUNE 30, 1999

[THE VANGUARD GROUP LOGO]

AT VANGUARD, WE BELIEVE THAT TRADITION MATTERS

Our 9,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients.

Our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

o The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS VANGUARD, the victorious British flagship at the Nile, is our namesake. And its motto-- "Leading the way"--serves as a guiding principle for our company.

o The 100th birthday, on July 23, 1998, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2, 1998.

o The 70th anniversary, on December 28, 1998, of the incorporation of Vanguard Wellington Fund. It is the nation's oldest balanced mutual fund, and one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.

                                    CONTENTS
                                  A Message to
                                Our Shareholders
                                       1
                                 The Markets in
                                  Perspective
                                       4
                                  Report From
                                  the Adviser
                                       6
                                  Fund Profile
                                       8
                              Performance Summary
                                       12
                              Financial Statements
                                       13

                         For an update on our Year 2000
                           preparedness, see page 23.

                        All comparative mutual fund data
                        are from Lipper or Morningstar,
                            unless otherwise noted.

FELLOW SHAREHOLDER,

[PHOTO]
John J. Brennan   John C. Bogle
Chairman & CEO    Senior Chairman

A modest downturn in bond prices during the six months ended June 30, 1999, more than offset powerful gains in the stock market, resulting in a disappointing six-month return of -0.2% for Vanguard Wellesley Income Fund. The table below compares the fund's total return (capital change plus reinvested dividends) for the first half of its fiscal year with those of the average income mutual fund and a hypothetical Composite Index, which is constructed of market benchmarks weighted in proportion to our typical investment mix of 65% bonds and 35% high-yielding stocks. It also presents the returns of two indexes that are representative of the broad markets in which we invest: the Lehman Brothers Long Corporate AA or Better Bond Index and the Standard & Poor's 500 Index, a measure of large-capitalization U.S. stocks.
     The fund's return is based on a decrease in net asset value from $22.12 per share on December 31, 1998, to $21.32 per share on June 30, 1999, and is adjusted for dividends totaling $0.56 per share paid from net investment income (equal to the dividends distributed during the first half of 1998) and a distribution of $0.175 per share paid from net realized capital gains. As of June 30, Wellesley Income Fund's annualized yield was 5.30%.

----------------------------------------------------------
                                         TOTAL RETURNS
                                        SIX MONTHS ENDED
                                         JUNE 30, 1999
----------------------------------------------------------
Vanguard Wellesley Income Fund                -0.2%
----------------------------------------------------------
Average Income Fund                          + 3.9%
----------------------------------------------------------
Lehman Long Corporate AA or Better Index      -6.0%
----------------------------------------------------------
S&P 500 Index                                +12.4%
----------------------------------------------------------
Wellesley Composite Index*                    +0.1%
----------------------------------------------------------
*65% Lehman Long Corporate AA or Better Index, 26%
 S&P/BARRA Value Index, 4.5% S&P Utilities Index, and
 4.5% S&P Telephone Index.

THE PERIOD IN REVIEW
The key influences on financial markets during the first half of 1999 were the surprising strength of the U.S. economy's long-running expansion, promising corporate earnings, and the increasing signs that a number of shaky foreign economies were on firmer footing. These factors were responsible for both broad-based gains in U.S. stocks and increases in interest rates, which sent bond prices lower.
     The overall U.S. stock market, as measured by the Wilshire 5000 Equity Index, gained +11.8%--equivalent to more than a full year's return based on historical norms. But the half-year saw a sharp rotation in market leadership. As the outlook for global economic growth kept improving, there was a notable revival in cyclical stocks--commodity-related companies, machinery makers, and other firms whose profit prospects are most closely tied to the economy's ups and downs. This was a welcome change for cyclicals and other "value" stocks, which had lagged the market not just in the first quarter but for much of the last five years. Within the S&P 500 Index, the value stocks--those generally characterized by above-average dividend yields and below-average price/earnings ratios--carried the day during the second quarter and for the first half of the year, when they gained +14.0% versus a gain of +11.0% for growth stocks.

     For bond investors, a surging economy has a dark side: the possibility that accelerating growth will push up inflation, which diminishes the buying power of future bond interest and principal payments. After treading water in January, interest rates rose throughout the rest of the period. And on the final day of the half-year, the Federal Reserve Board hiked its target for short-term interest rates by 0.25% amid concern that higher inflation would be an inevitable by-product of strong growth. The yield of the benchmark 30-year U.S. Treasury bond rose 86 basis points (0.86 percentage point) on balance to end the six months at 5.96%.
     The Lehman Aggregate Bond Index, a proxy for the entire U.S. bond market, posted a negative return of -1.4% for the six months. The -6.0% return of the Lehman Long Corporate AA or Better Index--the measure of corporate bond market performance that we use as a benchmark for Wellesley's bond holdings--reflected a price decline of -9.2% that washed away all of the index's six-month income return of +3.2%, and then some.

PERFORMANCE OVERVIEW
Vanguard Wellesley Income Fund's six-month total return of -0.2% was disappointing both on an absolute basis and relative to its comparative standards. The Composite Index return was only slightly higher than Wellesley's, but the average income fund earned a substantially higher return of +3.9% for the half-year.
     Most of our shortfall versus our average peer was related to the rise in interest rates, which depressed the prices of our bond holdings and our interest-rate-sensitive stocks, such as utilities. Generally, the bonds held by our fund have an average duration (a measure of the sensitivity of a bond's price to changes in interest rates) that is about twice that of the average income fund. And the longer a bond's duration, the more its price declines when interest rates rise (and the more its price rises when rates decline). Relative to the bond component of the Composite Index, Wellesley's bond holdings have an average duration that is a bit shorter. This difference resulted in slightly higher returns for our bonds than for the bond component of the index.
     We note the funds that make up Lipper's average income group are a varied bunch and many pursue objectives that are different from that of Vanguard Wellesley Income Fund, which strives to provide high current income and long-term growth in income and capital.
     For those who own Vanguard Wellesley Income Fund as a long-term source of income, the rate rise during the half-year was not all bad. The current yield of the fund--an annualized projection of the income being produced by its holdings--rose from 4.83% on December 31, 1998, to 5.30% on June 30.
     The equity portion of Wellesley's holdings returned +6.7% during the six months, about half the return of the equity benchmark, which is primarily made up of large-cap value stocks. As you might expect, our income mandate precludes the fund from investing in sectors in which stocks pay low or no dividends. In recent years, that has meant virtually no exposure to the market's hottest segment: technology. Consequently, Wellesley's equity holdings have had a difficult time keeping up with market measures that include growth stocks. The biggest share of our equity assets (about 28%) is committed to the utilities sector, however our holdings in that group returned just +1.8% during the period. A large part of our fund's equity return came from just two sectors--integrated oils, which benefited from the rise in oil prices, and materials & processing, a benefactor of the resurgence of value shares.

IN SUMMARY
Although Vanguard Wellesley Income Fund's first-half results were subpar, our faith in the time-tested value of balanced investing has not been shaken. In fact, the divergence between stock and bond returns and the sudden shift in leadership among stocks during the first half of 1999 reinforced the benefits of a balanced investment approach--the bedrock principle on which Wellesley is built. Diversifying your investment program through holdings in stock funds, bond funds, and short-term reserves gives you exposure to the rewards of the financial markets while spreading out the risks that go along with investing.
     Sticking with a balanced investment program can be trying at times, particularly when one market segment runs ahead of the others and seems to be "the only game in town." But in the long run, such a program helps investors to ride out the inevitable downturns en route to capturing the returns needed to meet their financial goals. So once you've decided on an investment plan suited to your time horizon, goals, and tolerance for risk, we urge you to "stay the course."

John C. Bogle              John J. Brennan
Senior Chairman            Chairman and
                           Chief Executive Officer
July 15, 1999

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED JUNE 30, 1999

[PHOTO]

A markedly improved global economic outlook during the first half of 1999 led to mostly positive stock market returns and lower bond prices.
     As the year began, many observers expected that severe economic crises in Asia, Russia, and some Latin American nations would restrain business activity worldwide, even in the United States, which has been the world's economic locomotive. By spring, however, a consensus emerged that global economic activity was likely to be solid, if not robust. This change in sentiment stemmed from several factors, including further vigorous growth in the U.S. economy, a belief that Asia's slump had bottomed out, and moves in Europe to ease monetary policy to encourage growth.
     Interest rates rose as investors stopped wondering whether the Federal Reserve Board would lower interest rates--as it had three times in autumn 1998--and began to wonder when the Fed would increase rates to slow growth and thereby forestall inflation. Indeed, on the final day of the period, the Fed boosted short-term rates by 0.25 percentage point. In the stock market, the brighter economic outlook led to a change in leadership from glamorous large-capitalization growth stocks to value stocks and small-cap stocks, both of which had been among Wall Street's wallflowers in recent years.

--------------------------------------------------------------------------------
                                                            TOTAL RETURNS
                                                     PERIODS ENDED JUNE 30, 1999
                                                    ----------------------------
                                                    6 MONTHS   1 YEAR   5 YEARS*
--------------------------------------------------------------------------------
STOCKS
     S&P 500 Index                                    12.4%     22.8%     27.9%
     Russell 2000 Index                                9.3       1.5      15.4
     Wilshire 5000 Index                              11.8      19.5      25.7
     MSCI EAFE Index                                   4.1       7.9       8.5
--------------------------------------------------------------------------------
BONDS
     Lehman Aggregate Bond Index                      -1.4%      3.2%      7.8%
     Lehman 10 Year Municipal Bond Index              -1.7       2.3       6.8
     Salomon Smith Barney 3-Month
      U.S. Treasury Bill Index                         2.2       4.7       5.2
--------------------------------------------------------------------------------
OTHER
     Consumer Price Index                              1.4%      2.0%      2.3%
--------------------------------------------------------------------------------
*Annualized.

U.S. STOCK MARKETS
The rise in stock prices reflected the healthy domestic economy and improving prospects for corporate earnings. The overall market, as measured by the Wilshire 5000 Index, rose 11.8% during the period, while the S&P 500 Index, a yardstick for large-cap stocks, gained 12.4%.
     Large-cap growth stocks, which are generally perceived as less vulnerable than other stocks to economic slowdowns, continued to lead the market's climb during the first quarter of the year. During the second quarter, however, value stocks--especially producers of commodity products such as oil, aluminum, and chemicals--moved to the front of the pack. Providing support were generally upbeat corporate profit reports. Indeed, earnings gains were sufficient to send prices higher despite rising interest rates, which often depress stock prices as well as bond prices. For the six months, the S&P 500 Index's value stocks posted a 14.0% return while its growth stocks gained 11.0% as a group.

     Small-cap stocks, as measured by the Russell 2000 Index, gained 9.3%, although that fact masks a remarkable turnaround: Small-caps declined 5.4% during the first quarter of 1999, then advanced 15.6% during the second quarter. Even so, the cumulative return of the Russell 2000 over the past three years lags the S&P 500 Index by nearly 80 percentage points (+37.6% for the Russell 2000 versus +115.2% for the S&P 500).
     Four of the top-performing sectors within the S&P 500 Index during the half-year were solidly in the value camp--the "other energy" group (+40%); producer durables (+26%); materials & processing (+25%); and integrated-oils (+17%). The strongest growth-oriented sector was the irrepressible technology group (+24%). The poor performance of the consumer staples sector (-8%) was due in part to the gains of the U.S. dollar against most foreign currencies, which reduced the value of earnings from overseas operations.

U.S. BOND MARKETS
The powerful economic expansion that buoyed corporate profits and stock prices was too much of a good thing for the bond market. Inflation was well behaved--consumer prices rose 1.4% for the six months and 2.0% for the twelve months ended June 30--but investors and Fed policymakers clearly were concerned that an overheated economy might yet trigger significant increases in wages and overall prices. Certainly, there was no evidence of the "natural slowing" that many analysts expected for the economy, which is in the longest peacetime expansion ever.
     Yields on U.S. Treasury bonds rose by approximately 1 percentage point--a significant rise for a six-month period. The yield of the 30-year Treasury bond rose 86 basis points, to 5.96% on June 30 from 5.10% on December 31, 1998. The yield of the 10-year Treasury rose 113 basis points, to 5.78% from 4.65%. Money market rates didn't rise as far: Yields on 3-month T-bills increased on balance by only 33 basis points, to 4.78% on June 30. Bond prices, which move in the opposite direction from interest rates, fell. The Lehman Aggregate Bond Index, a benchmark for investment-grade taxable bonds, declined 1.4% on a total-return basis, as bond prices declined an average of 4.4%, outweighing the 3.0% in interest income for the period.

INTERNATIONAL STOCK MARKETS
Led by sharp recoveries in stock prices in Japan and many emerging markets, international stock prices generated positive returns in local currencies during the six months. However, a pervasive rise in the value of the U.S. dollar against other currencies reduced returns for U.S. investors (returns from abroad are augmented when the dollar falls in value against other currencies).
     Overall, the developed markets outside the United States gained 4.1% in U.S.-dollar terms, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. The biggest increases were in the Pacific region--up 27.3% in local-currency terms and 21.1% when measured in U.S. dollars. Europe, which accounts for the lion's share of EAFE's market capitalization, was up 8.2% in local currencies. But in U.S. dollars, the return from European stocks was a negative 2.3%, as weakness in European currencies--notably in the euro, the new 11-nation common currency--lopped more than 10 percentage points from the local-currency returns. The MSCI Select Emerging Markets Free Index shot up 31.5% in dollar terms, led by Asian markets that rebounded from severe losses suffered in 1997 and 1998.

REPORT FROM THE ADVISER

[PHOTO]

Vanguard Wellesley Income Fund's -0.2% total return for the first half of 1999 trailed the +0.1% return of our unmanaged index benchmark.
     The fund's stock segment returned 6.7% during the half-year, after full-year returns of 15.6% in 1998, 32.8% in 1997, and 24.2% in 1996. These equity returns are very generous by historical standards. However, during the first six months of this year, the rise in interest rates and decline in bond prices more than offset the gains of our stock holdings. The 6.7% return for Wellesley Income Fund's stock segment trailed the 12.1% return for our benchmark's equity component primarily because of sector allocation and stock selection. The equity portion of the benchmark is weighted 75% in the S&P/BARRA Value Index, 12.5% in the S&P Utilities Index, and 12.5% in the S&P Telephone Index.
     The bond segment's return of -4.4% for the first half of 1999 was ahead of the-6.0% return for the Lehman Long Corporate AA or Better Index, against which we measure our performance. While we beat our benchmark, it's always disappointing when our bonds provide negative returns. We cushioned the effects of rising interest rates by reducing the duration of the Wellesley bond portfolio during the half-year, making its principal value slightly less sensitive than that of the index to interest rate changes. If long-term interest rates continue to rise, this shorter duration should help our performance relative to the index, although rising rates will hurt our absolute returns.
     The fund has maintained its traditional posture of investing 60%-65% of assets in longer-term, investment-grade bonds and 35%-40% of assets in dividend-paying equities. In general, the fund's performance is extremely sensitive to the direction of long-term interest rates because of the long average maturity of the fund's bonds and because of our meaningful weighting in high-yielding, interest-rate-sensitive stocks.

INVESTMENT PHILOSOPHY
The fund reflects a belief that relatively high current income and moderate long-term growth in income and capital can be achieved without undue risk by holding 60% to 65% of assets in fixed-income securities and the balance in income-oriented common stocks. Consistent with this approach, the fund's bond segment comprises intermediate- and long-term U.S. Treasury securities and high-quality corporate bonds; its equity segment is dominated by stocks with above-average dividend yields and strong potential for dividend increases.

SECOND-HALF INVESTMENT OUTLOOK
The U.S. economy continues to enjoy robust growth and low inflation. Inflation-adjusted economic output increased at a 4.3% annual rate in the first quarter, on top of the fourth quarter's 6.0% annualized gain. The Federal Reserve Board remains uncomfortable with this rapid expansion in economic activity, fearing that it will prove inflationary down the road. In an effort to ward off future inflation, the Fed raised short-term interest rates by 25 basis points (0.25 percentage point) on June 30. We anticipate another 50 basis points of increases over the next six months. The magnitude of the Fed's tightening of monetary policy will be small relative to past cycles because inflation will remain low. We expect that after rising 1.6% in 1998, the Consumer Price Index will increase 2.0% this year and 1.5% in 2000. The uptick in inflation this year reflects higher oil prices. Core inflation (the CPI excluding food and energy items) continues to edge lower. Despite a very tight labor market, there is no sign of a "cost-push" inflation emanating from labor costs. Recent data show that wage increases are being offset almost completely by productivity gains. Higher interest rates will slow the economy slightly, and we expect inflation-adjusted gross domestic product to grow 3.6% in 2000, slightly below this year's estimated rise of 4.1%.
     The federal government's budget surplus continues to grow. The total surplus is estimated to reach about $125 billion for the fiscal year ending September 30 and to grow to $165 billion in fiscal year 2000. The surpluses create a strong underpinning for bond investors.
     The global economic landscape is substantially brighter than it appeared six months ago. We envision a period of synchronized global growth, which should lead to accelerating profits for several multinational companies the fund owns.
     As for the stock market, we look for continued acceleration in earnings during the remainder of this year and through 2000. Our forecast for earnings growth of 9% in 1999 and 12% in 2000 exceeds the market consensus.

STRATEGY IN 1999
Because we have a more positive outlook for stocks than bonds, we have raised the fund's equity holdings close to the maximum level of 40% of the fund's assets. The percentage of assets invested in stocks fluctuates in a narrow range of 35%-40%, so the move from 36% at the beginning of the year to the current level of 39% is substantial for us. In its bond holdings, the fund continues to emphasize long-term securities with call protection to provide a consistent income stream. We purchase only investment-grade, U.S.-dollar-denominated bonds with an emphasis on stable or improving credit fundamentals.
     The strategy for the stock portfolio is to purchase shares of companies with above-market yields across different industries. We typically sell stocks that have approached our target prices. The majority of Wellesley's stocks are New York Stock Exchange-listed issues with above-average dividend yields. The average yield on our stocks is 3.4%, which is 183% higher than the current 1.2% dividend yield on the S&P 500 Index.
     The dominant theme guiding the fund's investment strategy is our obligation to shareholders to provide an attractive level of income by investing in high-quality securities. Our long-term goal is to achieve increases in Wellesley's dividend by purchasing stocks of strong companies, which are able to pass along higher dividends generated from rising earnings. We avoid stocks with ultrahigh dividends, which may not be sustainable over the long term.

SUMMARY
We are disappointed to end the first half of the year with a negative return, especially when the stock market has achieved new highs. We will continue to focus on the fund's charter, maintaining our stock and bond allocations within our tightly defined ranges while buying high-quality securities.

Earl E. McEvoy                          John R. Ryan
Senior Vice President                   Senior Vice President

WELLINGTON MANAGEMENT COMPANY, LLP

July 14, 1999

FUND PROFILE
WELLESLEY INCOME FUND

This Profile provides a snapshot of the fund's characteristics as of June 30, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 10 and 11.

TOTAL FUND CHARACTERISTICS
----------------------------------
Yield                  5.3%
Turnover Rate          27%*
Expense Ratio        0.32%*
Cash Reserves          2.0%

*Annualized.

FUND ASSET ALLOCATION
----------------------------------
[PIE CHART]
STOCKS                  39%
BONDS                   59%
CASH RESERVES            2%

TOTAL FUND VOLATILITY MEASURES
----------------------------------
           WELLESLEY   S&P 500
----------------------------------
R-Squared       0.52      1.00
Beta            0.31      1.00


TEN LARGEST STOCKS (% OF EQUITIES)
----------------------------------------
Ford Motor Co.                      4.2%
National City Corp.                 4.0
BP Amoco PLC ADR                    4.0
Bell Atlantic Corp.                 3.8
GPU, Inc.                           3.6
Wachovia Corp.                      3.2
Royal Dutch Petroleum Co. ADR       3.2
Pharmacia & Upjohn, Inc.            3.2
USX-Marathon Group                  3.2
Equitable Resources, Inc.           2.8
----------------------------------------
Top Ten                            35.2%
----------------------------------------
Top Ten as % of Total Net Assets   13.8%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
----------------------------------------------------------------------
                        JUNE 30, 1998             JUNE 30, 1999
                       -----------------------------------------------
                          WELLESLEY         WELLESLEY        S&P 500
                       -----------------------------------------------
Auto & Transportation ....   4.5%              5.9%            2.5%
Consumer Discretionary ...   8.5               5.5            12.8
Consumer Staples .........   5.0               5.8             7.8
Financial Services .......  24.6              17.2            16.5
Health Care ..............   4.6               5.4            11.1
Integrated Oils ..........  15.5              15.5             5.1
Other Energy .............   0.0               2.8             1.4
Materials & Processing ...   7.4               9.6             3.5
Producer Durables ........   0.9               0.0             3.5
Technology ...............   0.0               0.0            18.9
Utilities ................  27.6              26.5            11.3
Other ....................   1.4               5.8             5.6
----------------------------------------------------------------------

EQUITY CHARACTERISTICS
------------------------------------------
                      WELLESLEY    S&P 500
------------------------------------------
Number of Stocks             71        500
Median Market Cap        $17.4B     $70.1B
Price/Earnings Ratio      20.5x      29.6x
Price/Book Ratio           2.7x       5.2x
Dividend Yield             3.4%       1.2%
Return on Equity          17.6%      22.4%
Earnings Growth Rate       6.3%      14.8%
Foreign Holdings          11.1%       1.6%

EQUITY INVESTMENT FOCUS
-----------------------
[GRID]
STYLE-VALUE
MARKET CAP-LARGE

FIXED-INCOME CHARACTERISTICS
--------------------------------------------------
                          WELLESLEY        LEHMAN*
--------------------------------------------------
Number of Bonds                 175          7,520
Yield to Maturity              7.0%           6.6%
Average Coupon                 6.9%           6.8%
Average Maturity         16.6 years      9.0 years
Average Quality                 Aa3            Aaa
Average Duration          8.1 years      4.9 years

*Lehman Aggregate Bond Index.

FIXED-INCOME INVESTMENT FOCUS
-----------------------------------------
[GRID]
AVERAGE MATURITY-LONG
CREDIT QUALITY-INVESTMENT-GRADE CORPORATE

DISTRIBUTION BY ISSUER (% OF BONDS)
-----------------------------------
Asset-Backed                 0.0%
Finance                     24.5
Foreign                      1.7
Industrial                  34.9
Mortgage                    13.0
Treasury/Agency             11.1
Utilities                   14.8
-----------------------------------
Total                      100.0%

DISTRIBUTION BY CREDIT QUALITY (% OF BONDS)
-------------------------------------------
Treasury/Agency                     11.1%
Aaa                                 15.7
Aa                                  19.5
A                                   39.7
Baa                                 14.0
Ba                                   0.0
B                                    0.0
Not Rated                            0.0
-------------------------------------------
Total                              100.0%

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities. U.S. Treasury securities are considered to have the highest credit quality.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock or bond investment.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY ISSUER. A breakdown of a fund's holdings by type of issuer or type of instrument.

DIVIDEND YIELD. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EQUITY INVESTMENT FOCUS. This grid indicates the focus of a fund's equity holdings in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FIXED-INCOME INVESTMENT FOCUS. This grid indicates the focus of a fund's fixed-income holdings in terms of two attributes: average maturity (short, medium, or long) and average credit quality (Treasury/agency, investment-grade corporate, or below investment-grade).

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

FUND ASSET ALLOCATION. This chart shows the proportions of a fund's holdings allocated to different types of assets.

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF BONDS. An indicator of diversification. The more separate issues a fund holds, the less susceptible it is to a price decline stemming from the problems of a particular bond issuer.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST STOCKS. The percentage of equity assets that a fund has invested in its ten largest stocks. As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the period. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.

PERFORMANCE SUMMARY
WELLESLEY INCOME FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: DECEMBER 31, 1978-JUNE 30, 1999
--------------------------------------------------------------------------------
                           WELLESLEY INCOME FUND               COMPOSITE*
FISCAL              CAPITAL        INCOME         TOTAL          TOTAL
 YEAR               RETURN         RETURN         RETURN         RETURN
--------------------------------------------------------------------------------
 1979                -2.6%           8.8%           6.2%           3.5%
 1980                 0.9           11.0           11.9            9.4
 1981                -3.1           11.8            8.7           -1.7
 1982                10.1           13.2           23.3           36.3
 1983                 7.1           11.5           18.6           13.2
 1984                 4.9           11.7           16.6           13.8
 1985                16.0           11.4           27.4           29.4
 1986                 9.2            9.1           18.3           19.9
 1987                -8.1            6.2           -1.9            2.5
 1988                 4.7            8.9           13.6           13.7
 1989                11.8            9.1           20.9           21.0
--------------------------------------------------------------------------------
                           WELLESLEY INCOME FUND               COMPOSITE*
FISCAL              CAPITAL        INCOME         TOTAL          TOTAL
 YEAR               RETURN         RETURN         RETURN         RETURN
--------------------------------------------------------------------------------
 1990                -4.3%           8.1%           3.8%           2.5%
 1991                12.9            8.7           21.6           20.5
 1992                 1.6            7.1            8.7            9.2
 1993                 8.2            6.4           14.6           14.6
 1994               -10.2            5.8           -4.4           -4.6
 1995                21.6            7.3           28.9           30.7
 1996                 3.3            6.1            9.4            6.8
 1997                13.8            6.4           20.2           19.4
 1998                 6.4            5.4           11.8           13.9
 1999**              -2.8            2.6           -0.2            0.1
--------------------------------------------------------------------------------
    *65% Lehman Long-Term Corporate Bond Index and 35% S&P 500 Index through
     December 31, 1985; 65% Lehman Long Corporate AA or Better Bond Index,
     26% S&P/BARRA Value Index, and 9% S&P Utilities Index through June 30, 1996, when the S&P Utilities component was separated into the S&P
     Utilities Index and the S&P Telephone Index.
   **Six months ended June 30, 1999.
   See Financial Highlights table on page 20 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 1999
--------------------------------------------------------------------------------
                                                                10 YEARS
                          INCEPTION                    -------------------------
                             DATE    1 YEAR  5 YEARS    CAPITAL  INCOME   TOTAL
--------------------------------------------------------------------------------
Wellesley Income Fund      7/1/1970   4.63%   13.69%     4.96%    6.85%   11.81%
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
JUNE 30, 1999 (UNAUDITED)

[PHOTO]

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

-------------------------------------------------------------
                                          FACE        MARKET
                                        AMOUNT        VALUE*
WELLESLEY INCOME FUND                    (000)         (000)
-------------------------------------------------------------
CORPORATE BONDS (43.6%)
-------------------------------------------------------------
FINANCE (14.4%)
Allstate Corp.
  6.75%, 5/15/2018                   $  30,000    $   28,415
  7.50%, 6/15/2013                      20,000        20,624
Ambac, Inc.
  7.50%, 5/1/2023                        5,500         5,537
American Re Corp.
  7.45%, 12/15/2026                     34,095        34,744
Associates Corp. of North America
  6.25%, 11/1/2008                      25,000        23,725
Banc One Corp.
  7.75%, 7/15/2025                      50,000        51,200
  8.00%, 4/29/2027                      15,000        15,709
BankBoston Corp.
  6.625%, 12/1/2005                     15,000        14,709
  6.875%, 7/15/2003                     10,000        10,031
Boatmen's Bancshares Inc.
  7.625%, 10/1/2004                     10,000        10,363
CIGNA Corp.
  7.875%, 5/15/2027                     25,000        25,443
Cincinnati Financial Corp.
  6.90%, 5/15/2028                      25,000        23,493
Citigroup, Inc.
  6.625%, 1/15/2028                     25,000        22,553
Citicorp
  6.65%, 12/15/2010                     25,000        24,142
  7.125%, 9/1/2005                      15,000        15,194
CoreStates Capital Corp.
  6.625%, 3/15/2005                     20,000        19,711
Equitable Companies Inc.
  7.00%, 4/1/2028                       25,000        23,705
Farmers Exchange Capital
  7.05%, 7/15/2028                      25,000        22,753
Fifth Third Bancorp
  6.75%, 7/15/2005                      25,000        24,961
First Bank N.A
  7.55%, 6/15/2004                       8,000         8,263
First Bank System
  6.625%, 5/15/2003                     10,000         9,998
  7.625%, 5/1/2005                       7,500         7,780
First Chicago Corp.
  7.625%, 1/15/2003                     15,000        15,499
First Union Corp.
  6.00%, 10/30/2008                     15,000        13,885
  7.50%, 4/15/2035                      11,000        11,291
Fleet Financial Group, Inc.
  6.875%, 3/1/2003                      30,000        30,248
  6.875%, 1/15/2028                     25,000        23,067
General Electric Global Insurance
  Holdings Corp.
  7.00%, 2/15/2026                      60,000        58,874
General Electric Capital Services
  7.50%, 8/21/2035                      14,000        14,804
General Electric Capital Corp.
  8.125%, 5/15/2012                     10,000        10,931
GMAC
  7.00%, 9/15/2002                      30,000        30,495
John Hancock Mutual Life
  Insurance Co.
  7.375%, 2/15/2024                     50,000        49,922
Liberty Mutual Insurance Co.
  8.50%, 5/15/2025                      35,000        37,141
Lumbermens Mutual Casualty Co.
  9.15%, 7/1/2026                       27,250        28,998

-------------------------------------------------------------
                                          FACE        MARKET
                                        AMOUNT        VALUE*
WELLESLEY INCOME FUND                    (000)         (000)
-------------------------------------------------------------
CORPORATE BONDS (43.6%)
-------------------------------------------------------------
MBIA Inc.
  7.00%, 12/15/2025                  $  19,500    $   18,625
Massachusetts Mutual Life
  7.50%, 3/1/2024                        8,690         8,898
  7.625%, 11/15/2023                    14,500        15,051
Metropolitan Life Insurance Co.
  7.80%, 11/1/2025                      40,000        41,420
J.P. Morgan & Co., Inc.
  5.75%, 10/15/2008                     20,000        18,170
  6.25%, 1/15/2009                      20,000        18,821
NBD Bank N.A
  6.25%, 8/15/2003                      20,000        19,760
National City Bank Cleveland
  6.50%, 5/1/2003                       10,000         9,956
National City Bank Pennsylvania
  7.25%, 10/21/2011                     22,000        22,242
National City Corp.
  7.20%, 5/15/2005                      20,000        20,394
NationsBank Corp.
  7.25%, 10/15/2025                     10,000         9,660
  7.75%, 8/15/2004                      20,000        20,838
Republic New York Corp.
  5.875%, 10/15/2008                    15,000        13,706
SunTrust Banks, Inc.
  6.00%, 2/15/2026                      25,000        23,788
  6.125%, 2/15/2004                     20,000        19,650
Transamerica Financial Corp.
  6.125%, 11/1/2001                     25,000        24,879
Travelers Property Casualty Corp.
  7.75%, 4/15/2026                      25,000        25,748
UNUM Corp.
  6.75%, 12/15/2028                     25,000        22,955
Wachovia Corp.
  6.375%, 4/15/2003                     20,000        19,871
  6.605%, 10/1/2025                     30,000        29,761
                                                -------------
                                                   1,172,401
                                                -------------
INDUSTRIAL (20.5%)
AirTouch Communications, Inc.
  6.35%, 6/1/2005                       25,000        24,515
Aluminum Co. of America
  6.75%, 1/15/2028                      25,000        23,113
Baxter International, Inc.
  7.65%, 2/1/2027                       25,000        25,438
Bestfoods
  6.625%, 4/15/2028                     30,000        27,447
Bristol-Myers Squibb Co.
  6.80%, 11/15/2026                     40,000        39,084
Burlington Northern Santa Fe Corp.
  6.375%, 12/15/2005                    12,500        12,178
  6.875%, 12/1/2027                     25,000        23,233
CPC International, Inc.
  7.25%, 12/15/2026                     30,000        29,864
CSX Corp.
  7.95%, 5/1/2027                       35,000        36,082
Caterpillar Inc.
  6.625%, 7/15/2028                     25,000        22,650
Champion International Corp.
  7.35%, 11/1/2025                      30,000        28,727
Chrysler Corp.
  7.45%, 3/1/2027                       25,000        25,297
Coca Cola Enterprises
  5.75%, 11/1/2008                      25,000        23,057
Comcast Cable Communications
  6.20%, 11/15/2008                     25,000        23,264
Conoco Inc.
  6.35%, 4/15/2009                      25,000        23,869
The Walt Disney Co.
  6.75%, 3/30/2006                      15,000        15,037
E.I. du Pont de Nemours & Co.
  6.50%, 1/15/2028                      25,000        22,926
  6.75%, 9/1/2007                       25,000        25,290
Eaton Corp.
  6.50%, 6/1/2025                       10,000         9,713
  7.625%, 4/1/2024                      10,000        10,107
Ferro Corp.
  7.125%, 4/1/2028                      10,000         8,849
Ford Motor Co.
  7.50%, 8/1/2026                       20,000        20,003
  8.90%, 1/15/2032                      20,000        23,287
General Motors Corp.
  7.40%, 9/1/2025                       30,000        29,695
  9.40%, 7/15/2021                      20,000        23,996
Georgia-Pacific Group
  7.25%, 6/1/2028                       25,000        23,191
Gillette Co.
  5.75%, 10/15/2005                     35,000        33,624
  6.25%, 8/15/2003                      10,000         9,968
Hershey Foods Corp.
  6.95%, 3/1/2007                       13,000        13,298
Hubbell Inc.
  6.625%, 10/1/2005                     10,000        10,001
Illinois Tool Works, Inc.
  5.75%, 3/1/2009                       25,000        23,375
International Business
  Machines Corp.
  7.00%, 10/30/2025                     60,000        58,736
International Paper Co.
  7.625%, 1/15/2007                     15,000        15,451
Johnson & Johnson
  6.73%, 11/15/2023                     15,000        14,634
Kimberly-Clark Corp.
  6.25%, 7/15/2018                      25,000        22,976
Eli Lilly & Co.
  7.125%, 6/1/2025                      50,000        50,095
Lockheed Corp.
  6.75%, 3/15/2003                       7,000         6,951
Masco Corp.
  6.625%, 4/15/2018                     20,000        18,461
Mead Corp.
  7.35%, 3/1/2017                       10,350        10,210
Merck & Co.
  6.30%, 1/1/2026                       30,000        27,592
Minnesota Mining &
  Manufacturing Corp.
  6.375%, 2/15/2028                     35,000        32,116
Mobil Corp.
  8.625%, 8/15/2021                     20,000        23,631
Monsanto Co.
  6.75%, 12/15/2027                     25,000        22,677
Motorola, Inc.
  7.50%, 5/15/2025                      50,000        50,404

-------------------------------------------------------------
                                          FACE        MARKET
                                        AMOUNT        VALUE*
                                         (000)         (000)
-------------------------------------------------------------
CORPORATE BONDS (43.6%)
-------------------------------------------------------------
New York Times Co.
  8.25%, 3/15/2025                   $  26,000    $   27,653
News America Holdings Inc.
  8.00%, 10/17/2016                     50,000        50,139
Norfolk Southern Corp.
  7.80%, 5/15/2027                      35,000        36,182
PPG Industries, Inc.
  6.875%, 2/15/2012                     10,200         9,975
  9.00%, 5/1/2021                       15,000        17,690
Phelps Dodge Corp.
  7.125%, 11/1/2027                     12,500        11,130
Praxair, Inc.
  6.75%, 3/1/2003                       25,000        24,910
Procter & Gamble Co.
  5.25%, 9/15/2003                      15,000        14,455
  6.45%, 1/15/2026                      30,000        27,961
Procter & Gamble Co. ESOP
  9.36%, 1/1/2021                       30,000        36,453
Raytheon Co.
  7.20%, 8/15/2027                      25,000        24,329
Rohm & Haas Co.
  7.85%, 7/15/2029                      12,195        12,186
E.W. Scripps Co.
  6.625%, 10/15/2007                    20,000        19,615
Joseph Seagram & Sons, Inc.
  7.50%, 12/15/2018                      9,290         9,006
Tenneco Inc.
  7.625%, 6/15/2017                     30,000        28,969
  7.875%, 4/15/2027                     20,000        19,528
Texaco Capital
  8.625%, 4/1/2032                      30,000        34,759
Time Warner Inc.
  6.625%, 5/15/2029                     25,000        22,035
Tribune Co.
  6.875%, 11/1/2006                     20,000        19,989
USX Corp.
  6.85%, 3/1/2008                       40,000        38,454
USA Waste Services Inc.
  7.00%, 7/15/2028                      25,000        23,285
Ultramar Diamond Shamrock
  7.20%, 10/15/2017                     25,000        23,460
Vulcan Materials Co.
  6.00%, 4/1/2009                       25,000        23,586
Washington Post Co.
  5.50%, 2/15/2009                      50,000        46,020
Weyerhaeuser Co.
  8.50%, 1/15/2025                      10,000        11,181
Whirlpool Corp.
  9.00%, 3/1/2003                       10,000        10,647
                                                -------------
                                                   1,667,709
                                                -------------
UTILITIES (8.7%)
AT&T Corp.
  6.50%, 3/15/2029                      50,000        45,234
Alabama Power Co.
  5.49%, 11/1/2005                       8,250         7,749
Arizona Public Service Co.
  6.625%, 3/1/2004                      10,000         9,961
Baltimore Gas & Electric Co.
  7.25%, 7/1/2002                       15,000        15,429
BellSouth Telecommunications
  6.25%, 5/15/2003                      12,000        11,967
  7.00%, 10/1/2025                      10,000         9,664
Chesapeake & Potomac Telephone
  Co. (VA)
  7.875%, 1/15/2022                     16,000        17,406
Consolidated Edison Co. of
  New York, Inc.
  6.375%, 4/1/2003                      20,000        19,937
Duke Energy Corp.
  6.00%, 12/1/2028                      25,000        21,118
El Paso Natural Gas Co.
  7.50%, 11/15/2026                     25,000        24,491
Enron Corp.
  6.875%, 10/15/2007                    20,000        19,704
Florida Power Corp.
  6.75%, 2/1/2028                       22,380        21,248
GTE California Inc.
  6.70%, 9/1/2009                       25,000        24,668
GTE Southwest, Inc.
  6.00%, 1/15/2006                      10,000         9,577
Illinois Power Co.
  6.50%, 8/1/2003                       10,000         9,843
Indiana Bell Telephone Co., Inc.
  7.30%, 8/15/2026                      30,000        31,128
Kentucky Utilities Co.
  7.92%, 5/15/2007                       5,000         5,285
MCI Communications Corp.
  7.50%, 8/20/2004                      15,000        15,444
Michigan Bell Telephone Co.
  7.85%, 1/15/2022                      25,000        26,543
New Jersey Bell Telephone Co.
  8.00%, 6/1/2022                       40,000        43,145
New York Telephone Co.
  6.50%, 3/1/2005                       30,000        29,907
Northern States Power Co.
  6.375%, 4/1/2003                       8,000         7,988
  7.125%, 7/1/2025                      30,000        29,779
Ohio Bell Telephone Co.
  6.125%, 5/15/2003                     15,000        14,870
Oklahoma Gas & Electric Co.
  6.50%, 4/15/2028                      12,770        11,706
Pacific Bell
  7.125%, 3/15/2026                     25,000        24,491
PacifiCorp
  6.625%, 6/1/2007                      10,000         9,856
Pennsylvania Power & Light Co.
  6.50%, 4/1/2005                       15,000        14,970
PECO Energy
  6.50%, 5/1/2003                       30,000        29,967
Southwestern Public Service Co.
  7.25%, 7/15/2004                      10,000        10,294
Sprint Capital Corp.
  6.875%, 11/15/2028                    35,000        31,924
Tennessee Gas Pipeline Co.
  7.50%, 4/1/2017                       25,000        25,519

-------------------------------------------------------------
                                          FACE        MARKET
                                        AMOUNT        VALUE*
WELLESLEY INCOME FUND                    (000)         (000)
-------------------------------------------------------------
CORPORATE BONDS (43.6%)
-------------------------------------------------------------
Texas Utilities Electric Co.
  6.75%, 7/1/2005                    $  10,000    $   10,046
Union Electric Co.
  6.875%, 8/1/2004                      10,000        10,158
U S WEST Capital Funding, Inc.
  6.875%, 7/15/2028                     25,000        22,921
Wisconsin Electric Power Co.
  6.50%, 6/1/2028                       25,000        23,201
Wisconsin Power & Light
  5.70%, 10/15/2008                     12,650        11,816
                                                -------------
                                                     708,954
                                                -------------
-------------------------------------------------------------
TOTAL CORPORATE BONDS
  (Cost $3,609,960)                                3,549,064
-------------------------------------------------------------
FOREIGN BONDS (U.S. DOLLAR-DENOMINATED)(1.0%)
-------------------------------------------------------------
Province of Manitoba
  6.125%, 1/19/2004                      7,000         6,909
  8.875%, 9/15/2021                     15,000        18,263
Province of Ontario
  6.00%, 2/21/2006                      25,000        24,252
Province of Saskatchewan
  8.50%, 7/15/2022                      15,000        17,180
Talisman Energy, Inc.
  7.125%, 6/1/2007                      15,000        14,605
-------------------------------------------------------------
TOTAL FOREIGN BONDS
  (Cost $81,691)                                      81,209
-------------------------------------------------------------
U.S. GOVERNMENT and AGENCY OBLIGATIONS (14.2%)
-------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (4 7%)
U.S. Treasury Bond
  5.50%, 8/15/2028                      25,000        22,844
U.S. Treasury Notes
  6.25%, 8/31/2002                     150,000       152,448
  6.875%, 5/15/2006                    200,000       210,628
                                                -------------
                                                     385,920
                                                -------------
AGENCY BONDS & NOTES (1.8%)
Federal Home Loan Bank
  5.125%, 9/15/2003                     50,000        48,113
Federal Home Loan
  Mortgage Corp.
  5.75%, 7/15/2003                      50,000        49,320
Federal National Mortgage Assn.
  5.75%, 6/15/2005                      50,000        48,808
                                                -------------
                                                     146,241
                                                -------------
MORTGAGE OBLIGATIONS (7.7%)
Federal National Mortgage Assn.
(1)5.735%, 1/1/2009                     14,930        14,183
Government National
   Mortgage Assn.
(1)6.00%, 6/15/2028-3/15/2029          446,694       418,235
(1)6.50%, 2/15/2026-1/15/2029          198,133       190,818
                                                -------------
                                                     623,236
                                                -------------
-------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $1,199,898)                                1,155,397
-------------------------------------------------------------

-------------------------------------------------------------
                                                      MARKET
                                                      VALUE*
                                        Shares         (000)
-------------------------------------------------------------
COMMON STOCKS (39.3%)
-------------------------------------------------------------
AUTO & TRANSPORTATION (2.3%)
  Ford Motor Co.                     2,350,500    $  132,656
  General Motors Corp.                 500,000        33,000
  CSX Corp.                            235,600        10,676
  Delphi Automotive
    Systems Corp.                      349,465         6,487
  Norfolk Southern Corp.               210,000         6,326
                                                -------------
                                                     189,145
                                                -------------
CONSUMER DISCRETIONARY (2.2%)
  May Department Stores Co.          1,635,000        66,831
  Eastman Kodak Co.                    916,000        62,059
  J.C. Penney Co., Inc.                970,300        47,120
                                                -------------
                                                     176,010
                                                -------------
CONSUMER STAPLES (2.3%)
  Philip Morris Cos., Inc.           1,645,000        66,108
  Flowers Industries, Inc.           2,718,300        58,953
  H.J. Heinz Co.                     1,000,800        50,165
  Universal Corp.                      383,200        10,897
                                                -------------
                                                     186,123
                                                -------------
FINANCIAL SERVICES (6.7%)
  National City Corp.                1,970,100       129,041
  Wachovia Corp.                     1,206,900       103,265
  Marsh & McLennan Cos., Inc.          735,000        55,492
  General Growth Properties
    Inc. REIT                          812,300        28,837
  Colonial Properties Trust REIT     1,004,900        28,388
  Sun Communities, Inc. REIT           620,600        22,031
  Urban Shopping Centers,
    Inc. REIT                          617,000        19,435
  Camden Property Trust REIT           652,172        18,098
  The Macerich Co. REIT                619,100        16,251
  Bank of America Corp.                216,064        15,840
  CBL & Associates Properties,
    Inc. REIT                          580,400        15,308
  Nationwide Health Properties,
    Inc. REIT                          700,000        13,344
  IPC Holdings Ltd.                    655,300        13,106
  FelCor Lodging Trust, Inc. REIT      630,000        13,073
  KeyCorp                              400,000        12,850
  HSB Group Inc.                       260,000        10,709
  Brandywine Realty Trust REIT         484,500         9,599
  First Union Corp.                    200,000         9,400
  Kimco Realty Corp. REIT              218,700         8,557
  Highwood Properties, Inc. REIT       245,000         6,722
                                                -------------
                                                     549,346
                                                -------------
HEALTH CARE (2.1%)
  Pharmacia & Upjohn, Inc.           1,808,500       102,745
  Baxter International, Inc          1,147,700        69,579
                                                -------------
                                                     172,324
                                                -------------
INTEGRATED OILS (6.1%)
  BP Amoco PLC ADR                   1,163,102       126,196
  Royal Dutch Petroleum Co. ADR      1,713,000       103,208
  USX-Marathon Group                 3,096,100       100,817
  Atlantic Richfield Co.             1,036,000        86,571

-------------------------------------------------------------
                                                      MARKET
                                                      VALUE*
                                        Shares         (000)
-------------------------------------------------------------
  Mobil Corp.                          420,000        41,580
  Texaco Inc.                          570,000        35,625
                                                -------------
                                                     493,997
                                                -------------
OTHER ENERGY (1.1%)
(2)Equitable Resources, Inc.         2,352,100        88,792
                                                -------------

MATERIALS & PROCESSING (3.8%)
  Weyerhaeuser Co.                   1,064,000        73,150
  Eastman Chemical Co.               1,283,400        66,416
  The Timber Co.                     2,077,000        52,444
  Westvaco Corp.                     1,620,000        46,980
  BOC Group PLC ADR                  1,125,000        45,351
  Consolidated Papers                  503,200        13,461
  Witco Chemical Corp.                 435,900         8,718
                                                -------------
                                                     306,520
                                                -------------
UTILITIES (10.4%)
  Bell Atlantic Corp.                1,832,900       119,826
  GPU, Inc.                          2,728,000       115,087
  GTE Corp.                          1,169,400        88,582
  DQE Inc.                           1,951,650        78,310
  AT&T Corp.                         1,297,500        72,417
  Central & South West Corp.         2,332,300        54,518
  DTE Energy Co.                     1,238,200        49,528
  Consolidated Edison Inc.             947,400        42,870
  Questar Corp.                      2,000,000        38,250
  Southern Co.                       1,400,000        37,100
  American Electric Power
    Co., Inc.                          760,000        28,549
  NICOR, Inc.                          722,300        27,493
  SCANA Corp.                        1,021,600        23,880
  U S WEST, Inc.                       405,000        23,794
  National Fuel Gas Co.                271,600        13,173
  MCN Energy Group Inc.                501,100        10,398
  New England Electric System          200,000        10,025
  Duke Energy Corp.                    100,000         5,438
  Pinnacle West Capital Corp.          120,000         4,830
  SBC Communications Inc.               39,000         2,262
                                                -------------
                                                     846,330
                                                -------------
Other (2.3%)
  Shell Transport & Trading
    Co. ADR                          1,738,900        80,641
  Minnesota Mining &
    Manufacturing Co.                  600,000        52,163
  Cooper Industries, Inc.              995,900        51,787
                                                -------------
                                                     184,591
                                                -------------
-------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $2,314,541)                                  3,193,178
-------------------------------------------------------------

-------------------------------------------------------------
                                          FACE        MARKET
                                        AMOUNT        VALUE*
                                         (000)         (000)
-------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (1.4%)
-------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  4.87%, 7/1/1999                    $ 113,771    $  113,771
  4.98%, 7/1/1999--Note G                2,963         2,963
-------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $116,734)                                    116,734
-------------------------------------------------------------
TOTAL INVESTMENTS (99.5%)
  (COST $7,322,824)                                8,095,582
-------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.5%)
-------------------------------------------------------------
Other Assets--Note C                                 108,036
Liabilities--Note G                                  (65,343)
                                                -------------
                                                      42,693
-------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------
Applicable to 381,703,627 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                       $8,138,275
=============================================================

NET ASSET VALUE PER SHARE                             $21.32
=============================================================
*See Note A in NOTES TO FINANCIAL STATEMENTS.
(1)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
(2)Considered an affiliated company as the fund owns more than 5% of the outstanding voting securities of such company.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.

-------------------------------------------------------------
AT JUNE 30, 1999, NET ASSETS CONSISTED OF:
-------------------------------------------------------------
                                        Amount           Per
                                         (000)         Share
-------------------------------------------------------------
Paid in Capital                     $7,106,946        $18.62
Overdistributed Net
  Investment Income                     (5,133)         (.01)
Accumulated Net
  Realized Gains                       263,704           .69
Unrealized Appreciation--
  Note F                               772,758          2.02
-------------------------------------------------------------
NET ASSETS                          $8,138,275        $21.32
=============================================================

STATEMENT OF OPERATIONS
This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

--------------------------------------------------------------------------------
                                                          WELLESLEY INCOME FUND
                                                 SIX MONTHS ENDED JUNE 30, 1999
                                                                          (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
         Dividends*                                                    $ 56,125
         Interest                                                       167,421
         Security Lending                                                    93
                                                                      ----------
                  Total Income                                          223,639
                                                                      ----------
EXPENSES
         Investment Advisory Fees--Note B
                  Basic Fee                                               1,866
                  Performance Adjustment                                    190
         The Vanguard Group--Note C
                  Management and Administrative                          10,352
                  Marketing and Distribution                                635
         Custodian Fees                                                      53
         Auditing Fees                                                        6
         Shareholders' Reports                                              112
         Trustees' Fees and Expenses                                          6
                                                                      ----------
                  Total Expenses                                         13,220
                  Expenses Paid Indirectly--Note D                         (310)
                                                                      ----------
                  Net Expenses                                           12,910
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   210,729
--------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD*                        263,955
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENT SECURITIES                                                (496,630)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $(21,946)
================================================================================
*Dividend income and realized net gain from affiliated companies were $1,161,000 and $835,000, respectively.

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

---------------------------------------------------------------------------------------
                                                            WELLESLEY INCOME FUND
                                                         SIX MONTHS               YEAR
                                                              ENDED              ENDED
                                                      JUN. 30, 1999      DEC. 31, 1998
                                                              (000)              (000)
---------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
         Net Investment Income                           $  210,729         $  403,978
         Realized Net Gain                                  263,955            397,100
         Change in Unrealized Appreciation (Depreciation)  (496,630)            96,210
                                                         ------------------------------
               Net Increase (Decrease) in Net Assets
                 Resulting from Operations                  (21,946)           897,288
                                                         ------------------------------
DISTRIBUTIONS
         Net Investment Income                             (213,393)          (402,480)
         Realized Capital Gain                              (66,982)          (413,626)
                                                         ------------------------------
                  Total Distributions                      (280,375)          (816,106)
                                                         ------------------------------
CAPITAL SHARE TRANSACTIONS(1)
         Issued                                             544,142          1,254,529
         Issued in Lieu of Cash Distributions               236,537            705,454
         Redeemed                                          (837,863)        (1,189,285)
                                                         ------------------------------
                  Net Increase (Decrease) from Capital
                    Share Transactions                      (57,184)           770,698
---------------------------------------------------------------------------------------
         Total Increase (Decrease)                         (359,505)           851,880
---------------------------------------------------------------------------------------
NET ASSETS
         Beginning of Period                              8,497,780          7,645,900
         End of Period                                   $8,138,275         $8,497,780
=======================================================================================

(1)Shares Issued (Redeemed)
         Issued                                              25,040             55,868
         Issued in Lieu of Cash Distributions                11,200             31,680
         Redeemed                                           (38,677)           (53,098)
                                                         ------------------------------
                  Net Increase (Decrease) in Shares
                    Outstanding                              (2,437)            34,450
=======================================================================================

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

--------------------------------------------------------------------------------------------
                                                             WELLESLEY INCOME FUND
                                                            YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING       SIX MONTHS ENDED ---------------------------------------------
Throughout Each Period           June 30, 1999     1998     1997     1996     1995     1994
--------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD    $22.12   $21.86   $20.51   $20.44   $17.05   $19.24
--------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                   .560     1.13    1.190     1.17     1.13     1.11
  Net Realized and Unrealized
    Gain (Loss) on Investments           (.625)    1.40    2.805      .66     3.68    (1.95)
                                     -------------------------------------------------------
    Total from Investment Operations     (.065)    2.53    3.995     1.83     4.81     (.84)
                                     -------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income   (.560)   (1.13)  (1.200)   (1.16)   (1.14)   (1.11)
  Distributions from Realized Capital
    Gains                                (.175)   (1.14)  (1.445)    (.60)    (.28)    (.24)
                                     -------------------------------------------------------
    Total Distributions                  (.735)   (2.27)  (2.645)   (1.76)   (1.42)   (1.35)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD          $21.32   $22.12   $21.86   $20.51   $20.44   $17.05
============================================================================================

TOTAL RETURN                            -0.23%   11.84%   20.19%    9.42%   28.91%   -4.44%
============================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)  $8,138   $8,498   $7,646   $7,013   $7,181   $5,681
  Ratio of Total Expenses to
    Average Net Assets                  0.32%*    0.31%    0.31%    0.31%    0.35%    0.34%
  Ratio of Net Investment Income to
    Average Net Assets                  5.08%*    5.05%    5.47%    5.74%    5.96%    6.16%
  Portfolio Turnover Rate                 27%*      32%      36%      26%      32%      32%
============================================================================================
*Annualized.

NOTES TO FINANCIAL STATEMENTS
Vanguard Wellesley Income Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. Certain of the fund's investments are in long-term corporate debt instruments; the issuers' abilities to meet these obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.
     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. Wellington Management Company, llp provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to a combined index comprising the Lehman Brothers Long Corporate AA or Better Bond Index, the S&P/BARRA Value Index, the S&P Utilities Index, and the S&P Telephone Index. For the six months ended June 30, 1999, the advisory fee represented an effective annual basic rate of 0.04% of the fund's average net assets before an increase of $190,000 based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 1999, the fund had contributed capital of $1,274,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 1.7% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

D. Vanguard has asked the fund's investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended June 30, 1999, directed brokerage and custodian fee offset arrangements reduced expenses by $296,000 and $14,000, respectively. The total expense reduction represented an effective annual rate of 0.01% of the fund's average net assets.

E. During the six months ended June 30, 1999, the fund purchased $766,783,000 of investment securities and sold $876,977,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $349,480,000 and $314,928,000, respectively.

F. At June 30, 1999, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $772,758,000, consisting of unrealized gains of $967,784,000 on securities that had risen in value since their purchase and $195,026,000 in unrealized losses on securities that had fallen in value since their purchase.

G. The market value of securities on loan to broker/dealers at June 30, 1999, was $160,968,000, for which the fund held cash collateral of $2,963,000 and U.S. Treasury securities with a market value of $161,925,000. Cash collateral received is invested in repurchase agreements. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

NOTICE TO SHAREHOLDERS ABOUT Y2K

As is well known by now, the approaching calendar change to 2000 has posed a challenge to many computer systems worldwide. Computers that are not modified could interpret "00" as 1900 rather than 2000 and produce errors in date-dependent calculations, including bond interest payments, stock trade settlements, retirement benefits, and other financial transactions.

OUR APPROACH
Vanguard has taken this challenge seriously. We have had a Year 2000 Project under way since 1996 to fulfill our responsibility to safeguard our business relationships and the security of our investors' accounts.
     Our internal systems are Year 2000-compliant. They have been renovated and thoroughly tested and are ready for the date change. As for the external systems that connect with ours, we have been working for many months with clients, business partners, and providers of products and services to assess their compliance. We have analyzed the external services we require and have developed contingency plans--including provision for alternative providers where appropriate.
     On New Year's Day, our telephone centers will be staffed and ready for shareholder calls. However, we expect the volume of inquiries over the New Year's weekend to be high, and we encourage shareholders to check their accounts via our website or automated telephone systems, which offer much greater service capacity and efficiency. This will also help our live representatives to provide a higher level of service to those with specific transaction or other service-related needs.

WHAT YOU CAN DO
We assure you we will protect our shareholders' records, so account records will not be lost. Nevertheless, keeping copies of current records is always advisable. You should keep at least your third-quarter statement and any confirmations you receive from us between October 1, 1999, and year-end.
     If you are a registered user of Access Vanguard(TM) (www.vanguard.com), you can retrieve this information through the secure "Your Accounts" section and print copies for your files. If you are not registered for Access Vanguard and wish to have this flexibility, you should register as soon as possible so that you can receive your password and become familiar with this service before the New Year's weekend. Likewise, you may need personal identification numbers to use our automated telephone services: Vanguard Tele-Account(R) for individual investors (1-800-662-6273) and The VOICE(TM) Network for participants in employer-sponsored retirement plans (1-800-523-1188).
     Our Year 2000 Project's primary goal from the start has been to prepare our systems for business as usual on behalf of our shareholders into 2000 and beyond. We remain confident we will meet that goal, and we look forward to serving you in the years to come.

            TRUSTEES AND OFFICERS

JOHN C. BOGLE
Founder, Senior Chairman of the Board, and
Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson
& Johnson; Director of Johnson & JohnsonoMerck
Consumer Pharmaceuticals Co., Women First
HealthCare, Inc., Recording for the Blind and
Dyslexic, The Medical Center at Princeton, and
Women's Research and Education Institute.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution;
Director of American Express Bank Ltd., The St.
Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics,
Princeton University; Director of Prudential Insurance
Co. of America, Banco Bilbao Gestinova, Baker
Fentress & Co., The Jeffrey Co., and Southern
New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO
Industries, The BFGoodrich Co., and The Standard
Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature
Conservancy; formerly, Director and Senior Partner of
McKinsey & Co. and President of New York University;
Director of Pacific Gas and Electric Co., Procter &
Gamble Co., NACCO Industries, and Newfield
Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired
Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas
Co.; Director of Cummins Engine Co. and The Mead
Corp.; Trustee of Vanderbilt University.

            OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The
Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.;
Treasurer of each of the investment companies in The Vanguard Group.

          OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

  "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company
   is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

                                    VANGUARD
                                   MILESTONES

                                    [GRAPHIC]
                              The Vanguard Group is
                             named for HMS Vanguard,
                        Admiral Horatio Nelson's flagship
                          at the Battle of the Nile on
                          August 1, 1798. Our founder,
                          John C. Bogle, chose the name
                        after reading Nelson's inspiring
                      tribute to his fleet: "Nothing could
                          withstand the squadron . . .
                       with the judgment of the captains,
                      together with their valour, and that
                        of the officers and men of every
                  description, it was absolutely irresistible."

                                    [GRAPHIC]
                          Walter L. Morgan, founder of
                          Wellington Fund, the nation's
                           oldest balanced mutual fund
                        and forerunner of today's family
                           of some 100 Vanguard funds,
                        celebrated his 100th birthday on
                           July 23, 1998. Mr. Morgan,
                         a true investment pioneer, died
                         six weeks later on September 2.

                                    [GRAPHIC]
                                Wellington Fund,
                        The Vanguard Group's oldest fund,
                         was incorporated by Mr. Morgan
                       70 years ago, on December 28,1928.
                            The fund was named after
                             the Duke of Wellington,
                              whose forces defeated
                            Napoleon Bonaparte at the
                           Battle of Waterloo in 1815.


[SHIP LOGO]
[THE VANGUARD GROUP (R) LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600


WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's
shareholders. It may not be distributed
to prospective investors unless it
is preceded or accompanied by the
current fund prospectus.

Q272-08/19/1999

(C) 1999 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.